Exhibit 10.31


Exhibit 8 to Form of Security Agreement                            Document 20


                          SUBORDINATED LOAN COMMITMENT

         This Subordinated Loan Commitment dated October 31, 2001 by and between Chiles Offshore Inc., a Delaware corporation (the "Subordinated Lender") and Chiles Galileo LLC, a Delaware limited liability company (the "Shipowner").

                                    RECITALS

         A. The United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary") has on the date hereof entered into a Commitment to Guarantee Obligations under Title XI of the Merchant Marine Act, 1936, as amended, (the "Commitment") pursuant to which the Secretary has agreed, subject to conditions set forth in the Commitment, to guarantee Obligations issued by the Shipowner in a principal amount not to exceed $81,000,000;

         B. In order to provide security to the Secretary for his Guarantees, the Shipowner has entered into a Security Agreement, Contract No. MA-13674, dated the date hereof, with the Secretary (the "Security Agreement") and a Title XI Reserve Fund and Financial Agreement, Contract No. MA-13676, dated the date hereof, with the Secretary (the "Financial Agreement");

         C.       The Subordinated Lender is the sole member of the Shipowner;

         D. The Secretary has required, as a condition to the Commitment, that the Subordinated Lender provide financial assistance to the Shipowner;

         E. The Subordinated Lender is willing to provide such assistance on the terms agreed and set forth herein.

         NOW THEREFORE, in consideration of the premises, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Shipowner and the Subordinated Lender agree, and confirm that their agreement is for the benefit of and enforceable by the Secretary, as follows:

         1. Capitalized terms used herein which are not defined herein and are defined in Schedule X to the Security Agreement shall have the meanings ascribed to them in Schedule X.

         2. The Subordinated Lender shall lend the Shipowner amounts, as required, to pay for the difference between the capitalizable cost of the Vessel and the proceeds of the Obligations.


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Exhibit 8 to Form of Security Agreement                            Document 20


         3. The Subordinated Lender shall lend the Shipowner at delivery of the Vessel an amount which will cause: (1) the Shipowners to have positive Working Capital including Cash or Cash Equivalents at least equal to the next year's mandatory principal payments due on the Obligations; and (2) the Shipowner's Long-Term Debt not to exceed two times its Net Worth.

         4. The Shipowner may at its election (and, if the provisions of Section 5 or 6 hereof are in effect, shall) borrow from the Subordinated Lender at any time when the Guarantees on any Obligations are in effect an amount not to exceed in the aggregate (a) the sum of (i) the amount of mandatory principal payments due on the Obligations in the next one-year period and (ii) the amount of interest on the Obligations to be paid during the next two-year period after giving effect to all mandatory payments of principal scheduled to occur during said two-year period, less (b) the sum of all amounts previously borrowed under Sections 4, 5 and 6 of this Subordinated Loan Commitment.

         5. In the event that the Shipowner does not timely deposit with the Indenture Trustee in accordance with Section 3.09 of the General Provisions to the Indenture funds sufficient to make any mandatory principal payments of Obligations and to pay interest on the Obligations due on that Interest Payment Date, the Shipowner shall, subject to the aggregate limitation on the obligation of the Subordinated Lender in Section 4, borrow from the Subordinated Lender funds which, together with funds on deposit with the Indenture Trustee, are sufficient to redeem said Obligations and pay said interest on said Interest Payment Date. These funds will be paid directly by the Subordinated Lender to the Indenture Trustee. If at any time the Shipowner does not immediately borrow said funds, the Secretary shall, subject to the aggregate limitation on the obligation of the Subordinated Lender in Section 4, have the right to compel the Subordinated Lender to lend said funds to the Shipowner as aforesaid. There is no limit to the number of times this right can be exercised by the Secretary. This right shall be exercised by giving notice to the Subordinated Lender in the form attached as Exhibit A hereto.

         6. In the event that, as established by a financial statement filed in accordance with Section 7 below, the Subordinated Lender's (a) Long-Term Debt exceeds two times its Net Worth; (b) Working Capital is not equal to at least one dollar; or (c) Net Worth is not at least equal to $193,673,000, then the Secretary shall have the right to compel the Subordinated Lender to lend to the Shipowner an amount equal to (i) the maximum amount remaining available under the provisions of Section 4 hereof, less (ii) the amount, if any, as established by the Shipowner's most recent financial statement filed in accordance with the Financial Agreement, by which the Shipowner's Working Capital (adjusted to exclude receivables outstanding for more than 90, rather than 60, days) exceeds one dollar.

         7. The Subordinated Lender shall file with the Secretary audited and unaudited


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Exhibit 8 to Form of Security Agreement                            Document 20


            financial statements at the times provided in 46 C.F.R. 298.42, as now in effect. All financial statements shall be in accordance with generally accepted accounting principles.

         8. All obligations of the Subordinated Lender under this Subordinated Loan Commitment shall cease upon the earlier of: (a) the Secretary's exercise of his rights under Section 6 hereof and the Subordinated Lender's compliance with its obligations under Section 6; (b) the filing with the Secretary by the Shipowner of a quarterly financial statement certified by an independent certified public accountant showing that the Shipowner's Long-Term Debt does not exceed its Net Worth and that it has Working Capital of at least one dollar; or (c) the Guarantees on each of the Obligations of the Shipowner terminate pursuant to the provisions of Section 3.02(a), (b) or (d) of the Security Agreement.

         9. All obligations of the Shipowner to repay any amounts borrowed by the Shipowner under this Subordinated Loan Commitment shall be subordinate to the rights of the Secretary as set forth in the Subordination Agreement attached hereto and made a part hereof by this reference among the Subordinated Lender, the Shipowner, and the Secretary dated the date hereof and no moneys borrowed shall be repaid except in accordance with the terms of said Subordination Agreement.

        10. The Shipowner and the Subordinated Lender confirm that this Subordinated Loan Commitment is for the benefit of the Secretary and shall be enforceable against each of them by the Secretary.



                            [Signature page follows]


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          IN WITNESS WHEREOF, the Subordinated Lender and the Shipowner has
executed this Subordinated Loan Commitment this 31st day of October, 2001.


                                        CHILES OFFSHORE INC.



                                        BY: /s/ DICK FAGERSTAL
                                            ----------------------------------
                                            Senior Vice President


SHIPOWNER:                              CHILES GALILEO LLC




                                        BY: /s/ DICK FAGERSTAL
                                            ----------------------------------
                                            Senior Vice President

                                    EXHIBIT A


         Reference is made to Section 5 of the Subordinated Loan Commitment by Chiles Offshore Inc. to Chiles Galileo LLC dated _______________, 2001. Terms defined in said Commitment shall have the same meaning when used herein.

         Notice is hereby given under Section 5 of said Commitment that Chiles Offshore Inc. shall lend $ to the Indenture Trustee in immediately available funds.





(SEAL)


                                        UNITED STATES OF AMERICA,
                                        SECRETARY OF TRANSPORTATION,
Attest:                                 MARITIME ADMINISTRATOR


                                        BY:
---------------------------------           ----------------------------------
Assistant Secretary
Maritime Administration